Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

7.	Income Taxes

The Company’s effective tax rate is 0% for income tax for the six months ended June 30, 2014 and the Company expects that its effective tax rate for the full year 2014 will be 0%. Based on the weight of available evidence, including cumulative losses since inception and expected future losses, the Company has determined that it is more likely than not that the deferred tax asset amount will not be realized and therefore a valuation allowance has been provided on net deferred tax assets.

The Company files tax returns for U.S. Federal and State of California. The Company is not currently subject to any income tax examinations. Since the Company’s inception, the Company had incurred losses from operations, which generally allows all tax years to remain open.

Uncertain Tax Positions

The Company recognizes the financial statement effects of a tax position when it becomes more likely than not, based upon the technical merits, that the position will be sustained upon examination.

The Company recognizes interest and/or penalties related to uncertain tax positions. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected in the period that such determination is made. The interest and penalties are recognized as other expense and not tax expense. The Company currently has no interest and penalties related to uncertain tax positions.

7.	Income Taxes

The provision for income taxes consists of the following:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Period from March 9, 2004 (inception) to December 31, 2013

Current:
Federal	$-	$-	$-
State	800	800	8,000

Total current	800	800	8,000

Deferred:
Federal	-	-	-
State	-	-	-

Total deferred	-	-	-

Provision for income taxes	$800	$800	$8,000

The components of deferred tax assets and liabilities consist of the following:

December 31,	2013	2012

Deferred tax assets
Net operating losses	$1,866,000	$1,610,000
Patents	560,000	520,000
Accrued expenses	550,000	390,000
R&D credits	57,000	45,000
Warrants	45,000	45,000

Total	3,078,000	2,610,000

Less: Valuation allowance	(3,078,000)	(2,610,000)

	$-	$-

The Company’s federal and state net operating loss carryfowards at December 31, 2013 were approximately $4,681,000 and $4,713,000, respectively, and will begin to expire in 2019 if not utilized.

The Company reviews its deferred tax assets for realization based upon historical taxable income, prudent and feasible tax planning strategies, the expected timing of the reversals of existing temporary differences and expected future taxable income. The Company has concluded that it is more likely than not that the deferred tax assets will not be realized. Accordingly, the Company has recorded a valuation allowance against the net deferred tax assets in the amount of $3,078,000 at December 31, 2013. The net change in the valuation allowance for the year ended December 31, 2013 was $468,000.

The effective tax rate differs from the statutory tax rate principally due to the change in valuation allowance, nondeductible permanent differences, credits, and state income taxes.